SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2004

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                               0-7246                               95-2636730

(State or Other Jurisdiction (Commission (IRS Employer

of Incorporation) File Number) Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code 304-842-3597 no change

(Former Name or Former Address, if Changed Since Last Report

Item 12. Results of Operations and Financial Condition

On July 30, 2004, the Company issued a news release announcing financial and operating results for the second quarter 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date August 1, 2004

By  /s/ Darwin L. Stump

        Darwin L. Stump

        Chief Financial Officer